UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2014

Date of reporting period :	March 1, 2013 — February 28, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Annual report 2|28|14

A world of investing.®

Putnam INVESTMENTS

4¢
THREE CENTS
U.S. POSTAGE
3¢
VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Annual report
2 | 28 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	25

Federal tax information	48

Shareholder meeting results	49

About the Trustees	50

Officers	52

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock and bond markets have exhibited some volatility this year, as the global economy continues to heal slowly, and new geopolitical risks have emerged. This fluctuating investment climate drives home the importance of portfolio diversification.

In this environment, we believe Putnam’s active investment research and strategies are well suited to serve investors pursuing income and capital appreciation goals.

We are pleased to report that this investment focus continues to garner Putnam recognition in the mutual fund industry. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes. Reflecting a commitment to long-term results, Putnam ranked second out of 55 mutual fund families for the five-year period that ended in December 2013.

In addition to sound investment strategies, your portfolio also benefits from sound advice, we believe. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

As always, thank you for investing with Putnam.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is large and can change quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s manager, Eric Harthun, looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product often have this effect. In addition, Eric considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, he also carefully considers each stock’s risk/reward profile.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Small Cap Value Fund

Interview with your fund’s portfolio manager

U.S. equities flourished during the reporting period. How did small-cap value stocks perform for the 12 months ended February 28, 2014?

As investors grew more optimistic about the strength of the U.S. economy, equity markets rallied strongly, with small-cap value stocks rising more than 26%, as measured by the Russell 2000 Value Index. However, as equity markets reached or surpassed record highs, the trajectory was not a straight line. In May 2013, the Fed had hinted that it was considering tapering its quantitative easing program, and the expectation of winding down this pro-growth program kept markets on edge. After recovering in July, stocks in August sold off once again in response to uncertainty about Fed policy as well as unrest in the Middle East.

The rally resumed during the fall months, picking up strong monthly gains as investors continued to gain confidence in the economic recovery. In December, the markets had a muted response to the Fed’s announcement that it would begin the process of gradually unwinding its stimulative bond-buying program in January 2014 — suggesting that the arrival of this new chapter in Fed policy had already been priced into market expectations. Equities once again retreated in January, as emerging-market worries and weaker earnings sent stocks tumbling. However, while both domestic and international equities struggled for

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Small Cap Value Fund	5

the month, U.S. stocks held up better than their foreign counterparts. Global growth concerns lingered in February, but equity markets rebounded solidly amid great volatility, as investors continued to wrestle with conflicting U.S. economic data and the Fed’s plan to scale back its stimulus program.

U.S. small-cap stocks generally outperformed large-cap stocks for the period, because in part they tend to be more closely tied to the U.S. economy than their larger-cap brethren, which derive a greater portion of their revenues from outside the United States. In addition, their smaller size enables them to be more nimble and benefit more quickly from economic rebounds.

How did the fund perform in this environment?

For the annual period, Putnam Small Cap Value Fund delivered robust performance, surpassing its benchmark, the Russell 2000 Value Index, and its Lipper peer group average. I’m pleased to report that our stock selection drove the majority of performance, particularly in the basic materials, financials, and utilities sectors.

Were there any significant changes in the portfolio’s strategy during the period?

I did not make any significant changes to the investment strategy. I remained committed to our disciplined investment philosophy and bottom-up research process to uncover what we consider attractively valued, compelling small-cap stocks that, in our opinion, are positioned for positive change. This means that sector weights are a residual of our investment process, and we don’t rotate sectors based on any sort of top-down, macroeconomic forecasting.

Allocations are shown as a percentage of the fund’s net assets as of 2/28/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Small Cap Value Fund

Could you share some holdings that exemplified your strategy and contributed to performance?

The fund’s top contributors hailed from a range of sectors and highlight the fund’s diverse holdings. In the strongly performing health-care sector, Questcor Pharmaceuticals, a biopharmaceutical company focused on the treatment of autoimmune and inflammatory diseases, rose on strong quarterly earnings throughout 2013. The company has successfully broadened the number of applications for its top product, the drug Acthar. In the financials sector, the stock of Bofl Holdings, a holding company for Bank of Internet Federal Bank, more than doubled as investor interest increased. The company has consistently generated impressive quarterly results, driven in large measure by the bank’s innovative branchless Internet banking model, which gives it a significant cost advantage over competitors, in our opinion.

Two holdings in the technology sector were also standouts. Ambarella rallied on the strength of its technologically superior solutions in a rapidly growing video camera market. Ambarella’s low-power, high-definition video compression and image processing technology is key to its well-received product line. The products are used in the popular GoPro cameras for sports enthusiasts, wearable cameras for consumers, security IP cameras for video surveillance, and video camera recorders for automobiles. Television broadcasters also rely on Ambarella’s compression chips to transmit

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Value Fund	7

TV programs worldwide. Web.com provides Internet services for small to midsize businesses, including domain registration, hosting, website design and management, search-engine optimization, and marketing solutions. The stock nearly doubled during the period in response to management’s successful integration of a major acquisition. The company has also been effective with its strategy of cross selling its value-added services and has consistently increased its subscriber base while maintaining high customer retention rates.

Given the strong performance of BofI Holdings and Ambarella during the period, both holdings had been sold from the portfolio by period-end to realize those gains.

Finally, in the basic materials sector, the stock of Caesarstone, a worldwide leader in the manufacturing of quartz countertops and tiles for kitchens and baths, helped performance. An early pioneer in the natural quartz surfaces market, Caesarstone secured a dominant position in the industry with the development of a new generation of surfacing with superior properties, both natural and engineered. By setting new standards in innovation and craftsmanship, we believe the company is a trendsetter that exemplifies our philosophy of investing in high-quality companies with a catalyst for positive change. With Caesarstone’s U.S. market share sitting at 6% — well below its level in other countries such as Australia where it enjoys a 57% market share — we think the company is in a solid position to capture greater growth opportunities domestically.

Which stocks detracted from results?

One of the fund’s biggest detractors was Wet Seal, a leading specialty retailer, in the consumer cyclicals sector, of fashionable apparel and accessory items for teens. Retail traffic in the fourth quarter of 2013 was depressed industry-wide, and elements of the company’s inventory didn’t catch on as well as expected with customers — leading to a decline

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Small Cap Value Fund

in sales and profits. New management was effective in controlling expenses and managing inventory during the course of fiscal 2013. In 2014, investors will be looking toward the spring season, traditionally one of Wet Seal’s strongest sales periods, to see if the company can increase profitability.

Results from the energy sector also detracted from performance, most notably Midstates Petroleum, an independent exploration and production company focused on drilling for oil and gas in Texas, Oklahoma, and Louisiana. In the first half of the period, the company announced a significant acquisition of Eagle Energy Production, which we thought made strategic sense. However, its share price declined at the time in response to investor concern about the size of this deal as well as to management’s decision to issue more stock to help finance the acquisition. The stock came under further pressure in August when Midstates Petroleum reported weak earnings for the second quarter of 2013. The holding recovered nicely in the second half of the period, but it still detracted from overall results given the earlier decline.

Are you still optimistic about the performance of small-cap stocks for the remainder of 2014, given the considerable rally in 2013?

U.S. equity performance for calendar 2013 represented the best annual performance since the 1990s. Thus, we believe it is unlikely that small-cap stocks will post back-to-back annual gains to the degree that we saw in 2013. Accordingly, we have become more cautious from a valuation perspective but continue to believe that small-cap value stocks remain an interesting asset class due to its lack of coverage, which creates opportunities to find stocks that we believe are mispriced.

At the close of 2013, equity valuations were in the middle of their historical range and essentially the same across all market sectors. Much of the price appreciation in small-cap equities was due to broad improvement in the U.S economy, which was partially driven by the artificial support of the Fed’s stimulus measures. As the Fed continues to reduce its pro-growth policies, we believe performance correlations among equities will diminish. As stock prices deviate from each other, we believe in-depth research of company fundamentals and stock selection, the linchpin of our investment strategy, will begin to matter more.

Thank you, Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Small Cap Value Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.38%	9.94%	10.05%	10.05%	9.56%	9.56%	9.84%	9.58%	10.11%	10.63%	10.63%	10.63%

10 years	95.54	84.30	86.96	86.96	81.38	81.38	86.06	79.54	90.72	100.47	100.63	100.52
Annual average	6.94	6.30	6.46	6.46	6.13	6.13	6.41	6.03	6.67	7.20	7.21	7.20

5 years	240.03	220.48	227.37	225.37	227.58	227.58	231.68	220.08	235.74	243.85	244.11	243.92
Annual average	27.73	26.23	26.77	26.61	26.78	26.78	27.10	26.20	27.41	28.02	28.04	28.02

3 years	47.56	39.07	44.23	41.23	44.24	44.24	45.36	40.27	46.27	48.47	48.58	48.50
Annual average	13.85	11.62	12.99	12.20	12.99	12.99	13.28	11.94	13.51	14.08	14.11	14.09

1 year	29.58	22.13	28.55	23.55	28.58	27.58	28.87	24.36	29.20	29.79	29.89	29.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

10	Small Cap Value Fund

Comparative index returns For periods ended 2/28/14

		Lipper Small-Cap Value
	Russell 2000 Value Index	Funds category average*

Annual average (life of fund)	10.56%	11.48%

10 years	117.67	129.58
Annual average	8.09	8.59

5 years	206.85	231.85
Annual average	25.14	26.85

3 years	43.50	42.69
Annual average	12.79	12.53

1 year	26.19	27.28

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/14, there were 300, 245, 193, 123, and 62 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,696 and $18,138, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,954. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $19,072, $20,047, $20,063, and $20,052, respectively.

Small Cap Value Fund	11

Fund price and distribution information For the 12-month period ended 2/28/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.096590		$0.011590	$0.030590	$0.032590		$0.070590	$0.097590	$0.099590	$0.129590

Capital gains

Long-term gains	0.061410		0.061410	0.061410	0.061410		0.061410	0.061410	0.061410	0.061410

Total	$0.158000		$0.073000	$0.092000	$0.094000		$0.132000	$0.159000	$0.161000	$0.191000

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

2/28/13	$12.05	$12.79	$10.39	$10.41	$11.11	$11.51	$11.91	—	—	$12.44

11/1/13*	—	—	—	—	—	—	—	$14.98	$14.98	—

2/28/14	15.45	16.39	13.28	13.29	14.22	14.74	15.25	15.98	15.99	15.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and R6 shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.45%	10.02%	10.13%	10.13%	9.64%	9.64%	9.91%	9.65%	10.18%	10.71%	10.71%	10.70%

10 years	96.27	84.99	87.78	87.78	82.17	82.17	86.81	80.28	91.52	101.49	101.52	101.42
Annual average	6.98	6.34	6.50	6.50	6.18	6.18	6.45	6.07	6.71	7.26	7.26	7.25

5 years	218.56	200.24	206.57	204.57	206.36	206.36	210.13	199.28	214.46	222.73	222.77	222.61
Annual average	26.08	24.59	25.11	24.95	25.10	25.10	25.40	24.51	25.75	26.41	26.41	26.40

3 years	47.01	38.55	43.58	40.58	43.70	43.70	44.78	39.72	45.86	48.06	48.09	48.01
Annual average	13.70	11.48	12.82	12.02	12.85	12.85	13.13	11.79	13.41	13.98	13.98	13.96

1 year	26.35	19.09	25.32	20.32	25.46	24.46	25.69	21.29	26.05	26.69	26.70	26.64

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

12	Small Cap Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 2/28/13	1.47%	2.22%	2.22%	1.97%	1.72%	1.07%*	0.97%*	1.22%

Annualized expense ratio for the
six-month period ended 2/28/14†	1.21%	1.96%	1.96%	1.71%	1.46%	0.88%	0.78%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.19% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 11/1/13 (commencement of operations) to 2/28/14; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2013 (or, in the case of class R5 and R6 shares, from November 1, 2013 (commencement of operations)) to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.46	$10.44	$10.44	$9.12	$7.79	$3.01‡	$2.67‡	$5.13

Ending value (after expenses)	$1,153.20	$1,148.40	$1,148.00	$1,150.00	$1,150.90	$1,077.80	$1,078.70	$1,153.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14 (or, in the case of class R5 and R6 shares, for the period from 11/1/13 (commencement of operations) to 2/28/14). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 9/1/13 to 2/28/14, they would have been higher.

Small Cap Value Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2014, use the following calculation method. To find the value of your investment on September 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.06	$9.79	$9.79	$8.55	$7.30	$4.41	$3.91	$4.81

Ending value (after expenses)	$1,018.79	$1,015.08	$1,015.08	$1,016.31	$1,017.55	$1,020.43	$1,020.93	$1,020.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14 (or, in the case of class R5 and R6 shares, the period from 11/1/13 (commencement of operations) to 2/28/14). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Small Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Small Cap Value Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2014, Putnam employees had approximately $460,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Small Cap Value Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Small Cap Value Fund	17

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

18	Small Cap Value Fund

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

Small Cap Value Fund	19

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical

20	Small Cap Value Fund

effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

Small Cap Value Fund	21

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved

22	Small Cap Value Fund

this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 293, 232 and 202 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2012 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2008. They noted Putnam Management’s view that performance over this period suffered as a result of poor security selection, primarily in the financials sector.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They noted that a new portfolio manager had joined the fund’s portfolio management team in November 2008 (and that this portfolio manager had taken sole responsibility for managing the fund’s investments in November 2009), and that the fund’s relative performance had improved under this portfolio manager, with the fund ranking in the second quartile for the one-year and three-year periods ended December 31, 2012. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve

Small Cap Value Fund	23

top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24	Small Cap Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Value Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 8, 2014

26	Small Cap Value Fund

The fund’s portfolio 2/28/14

COMMON STOCKS (88.5%)*	Shares	Value

Aerospace and defense (0.6%)
Huntington Ingalls Industries, Inc.	17,204	$1,743,281

		1,743,281
Air freight and logistics (0.5%)
Park-Ohio Holdings Corp. †	29,137	1,533,772

		1,533,772
Auto components (2.4%)
Dana Holding Corp.	63,100	1,368,008

Goodyear Tire & Rubber Co. (The)	78,900	2,120,043

Stoneridge, Inc. †	129,040	1,420,730

Tower International, Inc. †	87,954	2,258,659

		7,167,440
Banks (12.4%)
Ameris Bancorp †	80,800	1,700,032

Bancorp, Inc. (The) †	79,363	1,519,801

Chemical Financial Corp.	54,206	1,598,535

CVB Financial Corp. S	91,600	1,426,212

Eagle Bancorp, Inc. †	39,490	1,352,927

Financial Institutions, Inc.	77,500	1,708,100

First Connecticut Bancorp, Inc.	45,200	708,736

First Merchants Corp.	93,500	2,002,770

First NBC Bank Holding Co. †	57,978	1,934,726

First Niagara Financial Group, Inc.	122,700	1,112,889

First of Long Island Corp. (The)	15,309	594,908

Flushing Financial Corp.	41,900	868,168

German American Bancorp, Inc.	6,401	185,117

Hanmi Financial Corp.	75,300	1,764,279

Heartland Financial USA, Inc.	60,200	1,619,380

Independent Bank Group, Inc.	1,969	105,814

Investors Bancorp, Inc.	76,972	2,041,297

Lakeland Financial Corp.	46,700	1,774,600

National Bank Holdings Corp. Class A	71,311	1,399,835

OFG Bancorp (Puerto Rico) S	113,300	1,812,800

Pacific Premier Bancorp, Inc. †	124,800	1,984,320

Popular, Inc. (Puerto Rico) †	58,220	1,664,510

State Bank Financial Corp.	68,300	1,162,466

Sterling Bancorp	122,300	1,570,332

Talmer Bancorp, Inc. Class A †	104,781	1,454,360

Tristate Capital Holdings, Inc. †	25,230	350,949

WesBanco, Inc.	34,618	1,031,963

Western Alliance Bancorp †	48,500	1,123,260

		37,573,086
Biotechnology (0.5%)
PDL BioPharma, Inc. S	177,100	1,517,747

		1,517,747
Capital markets (1.0%)
Cowen Group, Inc. Class A †	399,954	1,711,803

Silvercrest Asset Management Group, Inc. Class A	72,987	1,226,911

		2,938,714

Small Cap Value Fund	27

COMMON STOCKS (88.5%)* cont.	Shares	Value

Chemicals (3.8%)
Cabot Corp.	30,600	$1,656,684

Chemtura Corp. †	43,900	1,086,525

Kraton Performance Polymers, Inc. †	63,900	1,772,586

LSB Industries, Inc. †	37,100	1,212,799

Minerals Technologies, Inc.	27,897	1,492,490

OM Group, Inc. †	53,953	1,704,915

Omnova Solutions, Inc. †	113,144	1,078,262

RPM International, Inc.	35,000	1,465,100

		11,469,361
Commercial services and supplies (2.2%)
Deluxe Corp.	36,800	1,857,664

Ennis, Inc.	85,521	1,351,232

Performant Financial Corp. †	164,307	1,299,668

Pitney Bowes, Inc.	87,700	2,231,965

		6,740,529
Communications equipment (1.2%)
Emcore Corp. † S	260,000	1,268,800

Oplink Communications, Inc. †	75,865	1,329,155

Polycom, Inc. †	86,900	1,160,984

		3,758,939
Construction and engineering (0.9%)
EMCOR Group, Inc.	29,900	1,398,722

Orion Marine Group, Inc. †	119,400	1,348,026

UniTek Global Services, Inc. †	48,448	77,517

		2,824,265
Construction materials (0.6%)
Caesarstone Sdot-Yam, Ltd. (Israel)	29,936	1,769,816

		1,769,816
Consumer finance (1.4%)
Encore Capital Group, Inc. † S	36,140	1,757,127

Portfolio Recovery Associates, Inc. † S	30,700	1,664,861

Regional Management Corp. †	29,804	899,485

		4,321,473
Containers and packaging (1.0%)
Berry Plastics Group, Inc. †	47,368	1,152,463

Greif, Inc. Class A	18,400	921,104

Rock-Tenn Co. Class A	9,700	1,082,714

		3,156,281
Distributors (0.9%)
Core-Mark Holding Co., Inc.	16,566	1,295,461

VOXX International Corp. †	116,800	1,518,400

		2,813,861
Diversified consumer services (1.1%)
Corinthian Colleges, Inc. † S	261,200	407,472

Hillenbrand, Inc.	51,800	1,547,784

Steiner Leisure, Ltd. (Bahamas) †	29,800	1,317,756

		3,273,012
Diversified financial services (0.6%)
Gain Capital Holdings, Inc. S	77,500	799,800

PHH Corp. †	42,300	1,101,069

		1,900,869

28	Small Cap Value Fund

COMMON STOCKS (88.5%)* cont.	Shares	Value

Diversified telecommunication services (0.4%)
magicJack VocalTec, Ltd. (Israel) † S	70,700	$1,338,351

		1,338,351
Electric utilities (2.5%)
Empire District Electric Co. (The)	64,000	1,519,360

IDACORP, Inc. S	31,500	1,769,985

PNM Resources, Inc.	105,100	2,748,365

Portland General Electric Co.	49,700	1,580,460

		7,618,170
Electronic equipment, instruments, and components (1.1%)
Newport Corp. †	87,700	1,815,390

TTM Technologies, Inc. †	192,100	1,613,640

		3,429,030
Energy equipment and services (2.1%)
Key Energy Services, Inc. †	117,000	1,057,680

Matrix Service Co. †	79,115	2,560,953

Pioneer Energy Services Corp. †	115,625	1,318,125

Tidewater, Inc.	27,000	1,315,440

		6,252,198
Food and staples retail (0.6%)
Spartan Stores, Inc. S	78,890	1,782,125

		1,782,125
Food products (0.3%)
Sanderson Farms, Inc. S	13,900	1,068,076

		1,068,076
Gas utilities (1.2%)
Piedmont Natural Gas Co., Inc. S	45,300	1,532,046

Southwest Gas Corp.	41,500	2,241,830

		3,773,876
Health-care equipment and supplies (1.1%)
PhotoMedex, Inc. † S	103,900	1,521,096

Symmetry Medical, Inc. †	168,200	1,779,556

		3,300,652
Health-care providers and services (1.5%)
Centene Corp. †	19,200	1,222,656

Ensign Group, Inc. (The)	24,500	970,200

Providence Service Corp. (The) †	46,200	1,228,458

Triple-S Management Corp. Class B (Puerto Rico) †	66,700	1,117,225

		4,538,539
Hotels, restaurants, and leisure (0.9%)
Intrawest Resorts Holdings, Inc. †	67,406	906,611

Marriott Vacations Worldwide Corp. †	33,310	1,746,776

		2,653,387
Household durables (1.0%)
Installed Building Products, Inc. †	46,285	689,647

Newell Rubbermaid, Inc.	37,700	1,210,547

UCP, Inc. Class A †	67,015	1,065,539

		2,965,733
Insurance (6.4%)
Allied World Assurance Co. Holdings AG	23,900	2,383,308

American Financial Group, Inc.	36,432	2,082,453

AMERISAFE, Inc.	35,600	1,550,024

Hanover Insurance Group, Inc. (The)	34,000	2,000,560

Health Insurance Innovations, Inc. Class A † S	81,070	1,020,671

Small Cap Value Fund	29

COMMON STOCKS (88.5%)* cont.	Shares	Value

Insurance cont.
Maiden Holdings, Ltd. (Bermuda)	136,400	$1,531,772

PartnerRe, Ltd.	24,300	2,402,784

Reinsurance Group of America, Inc. Class A	22,319	1,718,340

Stancorp Financial Group	34,500	2,283,210

Validus Holdings, Ltd.	63,013	2,319,509

		19,292,631
Internet software and services (1.1%)
Perficient, Inc. †	60,200	1,228,682

Web.com Group, Inc. †	58,297	2,124,926

		3,353,608
IT Services (2.3%)
Convergys Corp.	72,100	1,475,887

Datalink Corp. †	116,728	1,705,396

Global Cash Access Holdings, Inc. †	189,100	1,588,440

Unisys Corp. †	64,000	2,190,080

		6,959,803
Machinery (0.8%)
Dynamic Materials Corp.	13,822	286,945

Navistar International Corp. † S	29,341	1,100,288

TriMas Corp. †	31,600	1,062,076

		2,449,309
Media (0.8%)
Madison Square Garden Co. (The) Class A †	19,300	1,100,293

MDC Partners, Inc. Class A	55,350	1,244,822

		2,345,115
Metals and mining (1.8%)
Century Aluminum Co. †	119,800	1,418,432

Constellium NV Class A (Netherlands) †	81,289	2,259,021

Globe Specialty Metals, Inc.	95,500	1,897,585

		5,575,038
Multi-utilities (0.5%)
Avista Corp.	47,200	1,397,120

		1,397,120
Oil, gas, and consumable fuels (4.7%)
Bill Barrett Corp. † S	48,700	1,234,058

Energen Corp.	27,300	2,196,012

EP Energy Corp. Class A † S	37,100	691,173

EPL Oil & Gas, Inc. †	37,400	1,125,740

EXCO Resources, Inc. S	115,300	601,866

Gulfport Energy Corp. †	23,100	1,526,910

Kodiak Oil & Gas Corp. † S	162,700	1,921,487

Midstates Petroleum Co., Inc. † S	198,400	874,944

Scorpio Tankers, Inc. (Monaco)	146,118	1,430,495

SM Energy Co.	19,200	1,416,000

Stone Energy Corp. †	36,200	1,301,028

		14,319,713
Pharmaceuticals (1.1%)
Medicines Co. (The) † S	35,500	1,084,525

Questcor Pharmaceuticals, Inc. S	15,700	953,775

Sucampo Pharmaceuticals, Inc. Class A † S	147,500	1,327,500

		3,365,800

30	Small Cap Value Fund

COMMON STOCKS (88.5%)* cont.	Shares	Value

Professional services (1.1%)
Kforce, Inc.	85,200	$1,866,732

Mistras Group, Inc. †	63,400	1,397,336

		3,264,068
Real estate investment trusts (REITs) (6.9%)
American Assets Trust, Inc.	37,501	1,240,158

Campus Crest Communities, Inc.	94,951	786,194

Cherry Hill Mortgage Investment Corp.	70,938	1,289,653

Colony Financial, Inc.	71,400	1,612,212

Education Realty Trust, Inc.	100,494	947,658

EPR Properties	25,600	1,363,456

Gaming and Leisure Properties, Inc. S	36,657	1,395,899

Healthcare Trust of America, Inc. Class A	81,300	912,999

iStar Financial, Inc. †	147,400	2,284,700

MFA Financial, Inc.	154,760	1,216,414

One Liberty Properties, Inc.	42,470	930,942

Piedmont Office Realty Trust, Inc. Class A S	50,000	864,000

QTS Realty Trust, Inc. Class A	30,699	784,666

RAIT Financial Trust	186,100	1,546,491

Summit Hotel Properties, Inc.	253,014	2,337,849

Two Harbors Investment Corp.	131,100	1,360,818

		20,874,109
Real estate management and development (1.1%)
Forestar Group, Inc. †	37,017	698,141

Howard Hughes Corp. (The) †	6,800	938,604

RE/MAX Holdings, Inc. Class A †	54,220	1,660,216

		3,296,961
Road and rail (1.2%)
Quality Distribution, Inc. †	161,249	2,067,212

Ryder System, Inc.	21,100	1,589,252

		3,656,464
Semiconductors and semiconductor equipment (5.6%)
Advanced Energy Industries, Inc. †	58,300	1,599,752

FormFactor, Inc. †	238,700	1,701,931

GT Advanced Technologies, Inc. † S	198,598	2,845,909

Integrated Silicon Solutions, Inc. †	132,600	1,615,068

Magnachip Semiconductor Corp. (South Korea) †	14,574	214,821

Mattson Technology, Inc. †	550,035	1,402,589

Pericom Semiconductor Corp. †	108,800	880,192

Photronics, Inc. †	150,100	1,305,870

RF Micro Devices, Inc. † S	321,800	2,278,344

Silicon Image, Inc. †	247,800	1,499,190

Spansion, Inc. Class A †	92,900	1,515,199

		16,858,865
Software (1.7%)
AVG Technologies NV (Netherlands) † S	94,800	1,775,604

Mentor Graphics Corp.	86,500	1,871,860

TiVo, Inc. †	106,100	1,432,350

		5,079,814
Specialty retail (1.8%)
Ascena Retail Group, Inc. †	70,800	1,294,932

Big 5 Sporting Goods Corp.	87,300	1,325,214

Small Cap Value Fund	31

COMMON STOCKS (88.5%)* cont.	Shares	Value

Specialty retail cont.
Express, Inc. †	65,900	$1,205,311

Pep Boys — Manny, Moe & Jack (The) †	80,100	1,008,459

Wet Seal, Inc. (The) Class A †	269,600	512,240

		5,346,156
Technology hardware, storage, and peripherals (0.8%)
BancTec, Inc. 144A (Private)† F	160,833	321,666

Logitech International SA (Switzerland) S	138,400	2,192,256

		2,513,922
Textiles, apparel, and luxury goods (0.6%)
Skechers U.S.A., Inc. Class A † S	54,000	1,821,420

		1,821,420
Thrifts and mortgage finance (2.4%)
Banc of California, Inc.	58,300	745,657

EverBank Financial Corp. S	72,177	1,293,412

Meta Financial Group, Inc.	36,700	1,567,457

Provident Financial Services, Inc.	64,553	1,198,104

Rockville Financial, Inc. S	120,200	1,583,034

United Financial Bancorp, Inc.	59,000	1,038,990

		7,426,654
Trading companies and distributors (1.4%)
MRC Global, Inc. †	50,863	1,308,196

Rush Enterprises, Inc. Class A † S	55,800	1,595,880

Stock Building Supply Holdings, Inc. †	64,364	1,432,743

		4,336,819
Transportation infrastructure (0.6%)
Aegean Marine Petroleum Network, Inc. (Greece) S	178,015	1,803,292

		1,803,292

Total common stocks (cost $230,645,772)		$268,559,264

INVESTMENT COMPANIES (3.3%)*	Shares	Value

American Capital, Ltd. †	130,400	$2,029,024

Hercules Technology Growth Capital, Inc. S	65,455	1,030,262

Horizon Technology Finance Corp.	82,977	1,208,975

Medley Capital Corp. S	130,704	1,835,084

Solar Capital, Ltd.	83,347	1,851,970

TCP Capital Corp.	124,919	2,208,568

Total investment companies (cost $9,573,152)		$10,163,883

SHORT-TERM INVESTMENTS (19.3%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	33,769,508	$33,769,508

Putnam Short Term Investment Fund 0.06% L	24,709,052	24,709,052

Total short-term investments (cost $58,478,560)		$58,478,560

TOTAL INVESTMENTS

Total investments (cost $298,697,484)		$337,201,707

32	Small Cap Value Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2013 through February 28, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $303,454,021.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$28,386,124	$—	$—

Consumer staples	2,850,201	—	—

Energy	20,571,911	—	—

Financials	97,624,497	—	—

Health care	12,722,738	—	—

Industrials	28,351,799	—	—

Information technology	41,632,315	321,666	—

Materials	21,970,496	—	—

Telecommunication services	1,338,351	—	—

Utilities	12,789,166	—	—

Total common stocks	268,237,598	321,666	—

Investment companies	10,163,883	—	—

Short-term investments	24,709,052	33,769,508	—

Totals by level	$303,110,533	$34,091,174	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund	33

Statement of assets and liabilities 2/28/14

ASSETS

Investment in securities, at value, including $32,643,361 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $240,218,924)	$278,723,147
Affiliated issuers (identified cost $58,478,560) (Notes 1 and 5)	58,478,560

Dividends, interest and other receivables	312,629

Receivable for shares of the fund sold	1,336,861

Receivable for investments sold	1,575,980

Total assets	340,427,177

LIABILITIES

Payable for investments purchased	2,410,136

Payable for shares of the fund repurchased	256,094

Payable for compensation of Manager (Note 2)	138,977

Payable for investor servicing fees (Note 2)	89,108

Payable for custodian fees (Note 2)	11,067

Payable for Trustee compensation and expenses (Note 2)	108,143

Payable for administrative services (Note 2)	943

Payable for distribution fees (Note 2)	82,148

Collateral on securities loaned, at value (Note 1)	33,769,508

Other accrued expenses	107,032

Total liabilities	36,973,156

Net assets	$303,454,021

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$254,747,900

Undistributed net investment income (Note 1)	—

Accumulated net realized gain on investments (Note 1)	10,201,898

Net unrealized appreciation of investments	38,504,223

Total — Representing net assets applicable to capital shares outstanding	$303,454,021

(Continued on next page)

34	Small Cap Value Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($171,473,062 divided by 11,101,748 shares)	$15.45

Offering price per class A share (100/94.25 of $15.45)*	$16.39

Net asset value and offering price per class B share ($4,215,450 divided by 317,482 shares)**	$13.28

Net asset value and offering price per class C share ($14,732,276 divided by 1,108,490 shares)**	$13.29

Net asset value and redemption price per class M share ($1,460,204 divided by 102,701 shares)	$14.22

Offering price per class M share (100/96.50 of $14.22)*	$14.74

Net asset value, offering price and redemption price per class R share
($567,103 divided by 37,188 shares)	$15.25

Net asset value, offering price and redemption price per class R5 share
($10,781 divided by 674 shares)†	$15.98

Net asset value, offering price and redemption price per class R6 share
($14,260,284 divided by 891,866 shares)	$15.99

Net asset value, offering price and redemption price per class Y share
($96,734,861 divided by 6,063,523 shares)	$15.95

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund	35

Statement of operations Year ended 2/28/14

INVESTMENT INCOME

Dividends (net of foreign tax of $9,698)	$3,409,639

Interest (including interest income of $12,442 from investments in affiliated issuers) (Note 5)	12,573

Securities lending (Note 1)	91,719

Total investment income	3,513,931

EXPENSES

Compensation of Manager (Note 2)	1,459,544

Investor servicing fees (Note 2)	557,091

Custodian fees (Note 2)	27,394

Trustee compensation and expenses (Note 2)	16,484

Distribution fees (Note 2)	546,398

Administrative services (Note 2)	6,577

Other	168,402

Total expenses	2,781,890

Expense reduction (Note 2)	(28,107)

Net expenses	2,753,783

Net investment income	760,148

Net realized gain on investments (Notes 1 and 3)	34,914,577

Net unrealized appreciation of investments during the year	22,443,735

Net gain on investments	57,358,312

Net increase in net assets resulting from operations	$58,118,460

The accompanying notes are an integral part of these financial statements.

36	Small Cap Value Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 2/28/14	Year ended 2/28/13

Operations:
Net investment income	$760,148	$1,056,009

Net realized gain on investments	34,914,577	15,582,231

Net unrealized appreciation of investments	22,443,735	4,545,717

Net increase in net assets resulting from operations	58,118,460	21,183,957

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,036,846)	(80,271)

Class B	(3,666)	—

Class C	(32,324)	—

Class M	(3,330)	—

Class R	(2,588)	—

Class R5	(65)	—

Class R6	(66)	—

Class Y	(760,790)	(46,918)

From net realized long-term gain on investments

Class A	(659,576)	—

Class B	(19,418)	—

Class C	(64,694)	—

Class M	(6,276)	—

Class R	(2,251)	—

Class R5	(41)	—

Class R6	(41)	—

Class Y	(358,900)	—

Redemption fees (Note 1)	2,360	3,085

Increase (decrease) from capital share transactions (Note 4)	79,964,339	(18,537,235)

Total increase in net assets	135,134,287	2,522,618

NET ASSETS

Beginning of year	168,319,734	165,797,116

End of year (including undistributed net investment income
of $— and $1,043,378, respectively)	$303,454,021	$168,319,734

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
February 28, 2014	$12.05	.05	3.51	3.56	(.10)	(.06)	(.16)	— [d]	—	$15.45	29.58	$171,473	1.21	.33	68
February 28, 2013	10.54	.08	1.44	1.52	(.01)	—	(.01)	— [d]	—	12.05	14.40	133,547	1.28	.71	64
February 29, 2012	10.62	.02	(.08)	(.06)	(.03)	—	(.03)	— [d]	.01 [e]	10.54	(.46)	135,453	1.30	.24	64
February 28, 2011	8.10	.02	2.50	2.52	— [d]	—	— [d]	— [d]	—	10.62	31.13	162,096	1.30	.20	68
February 28, 2010	4.69	.01	3.54	3.55	(.14)	—	(.14)	— [d]	—	8.10	75.74	144,577	1.46 [f]	.15 [f]	79

Class B
February 28, 2014	$10.39	(.05)	3.01	2.96	(.01)	(.06)	(.07)	— [d]	—	$13.28	28.55	$4,215	1.96	(.41)	68
February 28, 2013	9.15	— [d]	1.24	1.24	—	—	—	— [d]	—	10.39	13.55	3,764	2.03	(.04)	64
February 29, 2012	9.26	(.04)	(.08)	(.12)	—	—	—	— [d]	.01 [e]	9.15	(1.19)	4,247	2.05	(.51)	64
February 28, 2011	7.11	(.04)	2.19	2.15	—	—	—	— [d]	—	9.26	30.24	5,471	2.05	(.54)	68
February 28, 2010	4.13	(.04)	3.10	3.06	(.08)	—	(.08)	— [d]	—	7.11	74.28	5,494	2.21 [f]	(.59) [f]	79

Class C
February 28, 2014	$10.41	(.05)	3.02	2.97	(.03)	(.06)	(.09)	— [d]	—	$13.29	28.58	$14,732	1.96	(.43)	68
February 28, 2013	9.17	— [d]	1.24	1.24	—	—	—	— [d]	—	10.41	13.52	9,244	2.03	(.05)	64
February 29, 2012	9.28	(.04)	(.08)	(.12)	—	—	—	— [d]	.01 [e]	9.17	(1.19)	9,397	2.05	(.51)	64
February 28, 2011	7.13	(.04)	2.19	2.15	—	—	—	— [d]	—	9.28	30.15	10,927	2.05	(.54)	68
February 28, 2010	4.14	(.04)	3.12	3.08	(.09)	—	(.09)	— [d]	—	7.13	74.49	9,778	2.21 [f]	(.60) [f]	79

Class M
February 28, 2014	$11.11	(.02)	3.22	3.20	(.03)	(.06)	(.09)	— [d]	—	$14.22	28.87	$1,460	1.71	(.16)	68
February 28, 2013	9.76	.02	1.33	1.35	—	—	—	— [d]	—	11.11	13.83	1,294	1.78	.22	64
February 29, 2012	9.85	(.02)	(.08)	(.10)	—	—	—	— [d]	.01 [e]	9.76	(.91)	1,418	1.80	(.26)	64
February 28, 2011	7.55	(.03)	2.33	2.30	—	—	—	— [d]	—	9.85	30.46	1,544	1.80	(.30)	68
February 28, 2010	4.38	(.02)	3.30	3.28	(.11)	—	(.11)	— [d]	—	7.55	74.90	1,375	1.96 [f]	(.35) [f]	79

Class R
February 28, 2014	$11.91	.01	3.46	3.47	(.07)	(.06)	(.13)	— [d]	—	$15.25	29.20	$567	1.46	.07	68
February 28, 2013	10.44	.05	1.42	1.47	—	—	—	— [d]	—	11.91	14.08	381	1.53	.47	64
February 29, 2012	10.52	— [d]	(.09)	(.09)	—	—	—	— [d]	.01 [e]	10.44	(.76)	303	1.55	(.02)	64
February 28, 2011	8.04	(.01)	2.49	2.48	—	—	—	— [d]	—	10.52	30.85	368	1.55	(.06)	68
February 28, 2010	4.66	(.01)	3.52	3.51	(.13)	—	(.13)	— [d]	—	8.04	75.43	213	1.71 [f]	(.12) [f]	79

Class R5
February 28, 2014†	$14.98	.03	1.13	1.16	(.10)	(.06)	(.16)	—	—	$15.98	7.78 *	$11	.29 *	.22 *	68

Class R6
February 28, 2014†	$14.98	.01	1.16	1.17	(.10)	(.06)	(.16)	—	—	$15.99	7.87 *	$14,260	.25 *	.08 *	68

Class Y
February 28, 2014	$12.44	.08	3.62	3.70	(.13)	(.06)	(.19)	— [d]	—	$15.95	29.82	$96,735.96		.51	68
February 28, 2013	10.88	.10	1.50	1.60	(.04)	—	(.04)	— [d]	—	12.44	14.70	20,091	1.03	.94	64
February 29, 2012	10.97	.05	(.09)	(.04)	(.06)	—	(.06)	— [d]	.01 [e]	10.88	(.27)	14,980	1.05	.49	64
February 28, 2011	8.36	.04	2.59	2.63	(.02)	—	(.02)	— [d]	—	10.97	31.53	15,040	1.05	.46	68
February 28, 2010	4.84	.03	3.65	3.68	(.16)	—	(.16)	— [d]	—	8.36	76.08	13,554	1.21 [f]	.42 [f]	79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	Small Cap Value Fund	Small Cap Value Fund	39

Financial highlights (Continued)

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to February 28, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements. Also excludes acquired fund fees, if any (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.13% of average net assets as of February 28, 2010.

The accompanying notes are an integral part of these financial statements.

40	Small Cap Value Fund

Notes to financial statements 2/28/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2013 through February 28, 2014.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Value Index. As of April 30, 2013, the index was composed of companies having market capitalizations between $11.9 million and $5.0 billion.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on November 1, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 60 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Small Cap Value Fund	41

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $33,769,508 and the value of securities loaned amounted to $32,643,361.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate

42	Small Cap Value Fund

plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from a redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $36,149 to decrease distributions in excess of net investment income and $36,149 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$50,359,410
Unrealized depreciation	(11,916,665)

Net unrealized appreciation	38,442,745
Undistributed long-term gain	10,263,285
Cost for federal income tax purposes	$298,758,962

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Small Cap Value Fund	43

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$366,578	Class R5	5

Class B	9,364	Class R6	1,070

Class C	28,433	Class Y	147,148

Class M	3,328	Total	$557,091

Class R	1,165

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $526 under the expense offset arrangements and by $27,581 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $181, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments

44	Small Cap Value Fund

by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$377,469	Class M	10,256

Class B	38,533	Class R	2,406

Class C	117,734	Total	$546,398

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $31,468 and $175 from the sale of class A and class M shares, respectively, and received $2,417 and $90 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $210,709,638 and $146,906,129, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/14		Year ended 2/28/13

Class A	Shares	Amount	Shares	Amount

Shares sold	1,554,847	$21,973,421	779,003	$8,456,289

Shares issued in connection with
reinvestment of distributions	110,651	1,639,850	7,130	77,430

	1,665,498	23,613,271	786,133	8,533,719

Shares repurchased	(1,643,371)	(22,590,035)	(2,554,931)	(27,629,878)

Net increase (decrease)	22,127	$1,023,236	(1,768,798)	$(19,096,159)

	Year ended 2/28/14		Year ended 2/28/13

Class B	Shares	Amount	Shares	Amount

Shares sold	71,530	$860,151	40,036	$373,930

Shares issued in connection with
reinvestment of distributions	1,763	22,495	—	—

	73,293	882,646	40,036	373,930

Shares repurchased	(118,068)	(1,371,617)	(141,959)	(1,323,054)

Net decrease	(44,775)	$(488,971)	(101,923)	$(949,124)

Small Cap Value Fund	45

	Year ended 2/28/14		Year ended 2/28/13

Class C	Shares	Amount	Shares	Amount

Shares sold	356,405	$4,334,751	83,155	$815,623

Shares issued in connection with
reinvestment of distributions	6,822	87,180	—	—

	363,227	4,421,931	83,155	815,623

Shares repurchased	(142,381)	(1,719,131)	(220,115)	(2,047,265)

Net increase (decrease)	220,846	$2,702,800	(136,960)	$(1,231,642)

	Year ended 2/28/14		Year ended 2/28/13

Class M	Shares	Amount	Shares	Amount

Shares sold	2,042	$26,433	2,559	$25,993

Shares issued in connection with
reinvestment of distributions	654	8,931	—	—

	2,696	35,364	2,559	25,993

Shares repurchased	(16,481)	(203,619)	(31,353)	(314,287)

Net decrease	(13,785)	$(168,255)	(28,794)	$(288,294)

	Year ended 2/28/14		Year ended 2/28/13

Class R	Shares	Amount	Shares	Amount

Shares sold	10,262	$138,764	9,844	$104,587

Shares issued in connection with
reinvestment of distributions	331	4,839	—	—

	10,593	143,603	9,844	104,587

Shares repurchased	(5,354)	(73,797)	(6,932)	(73,402)

Net increase	5,239	$69,806	2,912	$31,185

			For the period 11/1/13
		(commencement of operations) to 2/28/14

Class R5		Shares		Amount

Shares sold			667	$10,000

Shares issued in connection with reinvestment of distributions			7	106

			674	10,106

Shares repurchased			—	—

Net increase			674	$10,106

			For the period 11/1/13
		(commencement of operations) to 2/28/14

Class R6		Shares		Amount

Shares sold			900,080	$14,092,124

Shares issued in connection with reinvestment of distributions			7	107

			900,087	14,092,231

Shares repurchased			(8,221)	(126,739)

Net increase			891,866	$13,965,492

46	Small Cap Value Fund

	Year ended 2/28/14		Year ended 2/28/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,152,848	$88,694,046	518,552	$6,155,402

Shares issued in connection with
reinvestment of distributions	72,258	1,105,547	3,949	44,229

	6,225,106	89,799,593	522,501	6,199,631

Shares repurchased	(1,776,362)	(26,949,468)	(284,235)	(3,202,832)

Net increase	4,448,744	$62,850,125	238,266	$2,996,799

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	674	100%	$10,781

Class R6	675	0.1%	$10,793

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$8,526,411	$97,835,003	$81,652,362	$12,442	$24,709,052

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Small Cap Value Fund	47

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $12,511,931 as a capital gain dividend with respect to the taxable year ended February 28, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,231 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

48	Small Cap Value Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	85,592,208	4,519,297

Ravi Akhoury	85,715,018	4,396,488

Barbara M. Baumann	86,248,127	3,863,378

Jameson A. Baxter	86,148,643	3,962,863

Charles B. Curtis	86,111,568	3,999,938

Robert J. Darretta	86,122,587	3,988,918

Katinka Domotorffy	85,970,364	4,141,142

John A. Hill	86,124,882	3,986,624

Paul L. Joskow	86,157,699	3,953,807

Kenneth R. Leibler	86,141,312	3,970,194

Robert E. Patterson	86,183,587	3,927,919

George Putnam, III	86,119,771	3,991,735

Robert L. Reynolds	86,203,661	3,907,845

W. Thomas Stephens	86,109,990	4,001,516

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

9,094,443	288,363	552,887	1,422,604

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

68,444,155	3,118,645	4,434,966	15,274,146

All tabulations are rounded to the nearest whole number.

Small Cap Value Fund	49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50	Small Cap Value Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Small Cap Value Fund	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

52	Small Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN069
286542 4/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2014	$37,329	$ —	$4,200	$ —
February 28, 2013	$36,471	$ —	$4,100	$ —

For the fiscal years ended February 28, 2014 and February 28, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2014	$ —	$ —	$ —	$ —

February 28, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 25, 2014